UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 26, 2011

Seahawk Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34231	72-1269401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Greenway Plaza, Suite 2700, Houston, Texas 77046

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (713) 369-7300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 26, 2011, the Debtors filed their monthly operating report for the period from April 1, 2011 to April 30, 2011 (the “Monthly Operating Report”) with the Bankruptcy Court. The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated by reference herein. This Current Report on Form 8-K, including Exhibit 99.1 being furnished as part of this report, will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

All documents filed in connection with the Bankruptcy Case, including the Monthly Operating Report, are publicly available and may be accessed free of charge at the website of the Debtors’ Claims, Notice and Balloting Agent, Kurtzman Carson Consultants, LLC, http://www.kccllc.net/seahawk.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report contains consolidated information regarding the Debtors and does not contain information regarding the non-Debtor subsidiaries of the Company. The Monthly Operating Report is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was prepared in accordance with Generally Accepted Accounting Principles in the United States, except as otherwise noted in the Monthly Operating Report, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 and the related exhibit incorporated herein by reference shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

99.1	Monthly Operating Report for the period from April 1, 2011 to April 30, 2011, filed with the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SEAHAWK DRILLING, INC.

Date: May 27, 2011	By:	/S/ JAMES R. EASTER
James R. Easter
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Monthly Operating Report for the period from April 1, 2011 to April 30, 2011, filed with the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division